HERITAGE SERIES TRUST -
                              SMALL CAP STOCK FUND

                        Supplement dated December 2, 1996
                      to the Prospectus dated March 1, 1996

The first full paragraph on page 17 should be replaced by the following:

Brokerage Practices. The Fund may use the Distributor as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best price and execution. See "Brokerage Practices" in the SAI.

The following replaces the second, third and fourth paragraphs under the section "Subadvisers" on pages 17 and 18:

     Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, makes investment decisions on behalf of its allocated portion of the Fund's assets. In making its investment decisions, Eagle generally focuses on investing in the securities of companies that Eagle believes have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than 75% of the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and a high or expanding return on equity. Of course, not a1l companies in the portfolio will meet a1l of these criteria to the same degree. Eagle utilizes a bottom-up approach to identifying the companies in which it invests. This approach will include some reliance on the research of regional and national securities firms, including Raymond James & Associates, Inc., an affiliate of Eagle. Eagle also will perform fundamental financial research and frequently will rely on contact with company management to help identify investment opportunities. For its services to the Fund, Eagle is paid by the Manager an annual fee equal to .50% on the first $50 million of the Fund's average daily net assets under Eagle's investment discretion and .375% of the Fund's average daily net assets over $50 million under its investment discretion. Eagle acts as adviser to Heritage Series Trust - Eagle International Equity Portfolio. Eagle also serves as subadviser to the Trust's Value Equity Fund (although no assets currently are allocated to it) and Growth Equity Fund, Heritage Income-Growth Trust and Heritage Capital Appreciation Trust (although no assets currently are allocated to it), and advises private investment accounts with net assets totaling approximately $2.4 billion as of September 30, 1996.

     Awad & Associates, 477 Madison Ave., New York, New York 10022, is a division of Raymond James & Associates, Inc. and makes investment decisions on its allocated portion of the Fund's assets. Awad employs an investment management approach that seeks to provide investment returns in excess of inflation while attempting to minimize volatility relative to the overall small cap market. Awad seeks to achieve these goals through fundamental research consisting of internal research, the use of Raymond James & Associates, Inc.'s research and the research of high quality regional and Wall Street firms. There may be some overlap among the portions of the Fund managed by Awad and Eagle. The companies in which Awad invests generally will have, in the opinion of Awad, steady earnings and cash flow growth, good and/or improving balance sheets, strong positions in their market niches and the ability to perform well in a stagnant economy. The companies purchased generally will have low price/earnings ratios relative to the stock market in general. Awad had $575 million of assets under its discretionary management at September 30, 1996. For its services to the Fund, Awad is paid by the Manager an annual fee equal to .50% on the first $50 million of the Fund's average daily net assets under Awad's investment discretion and .375% on the Fund's average daily net assets over $50 million under its investment discretion.